UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2019

The Blackstone Group Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33551	20-8875684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue New York, New York	10154
(Address of principal executive offices)	(Zip Code)

(212) 583-5000

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	BX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 10, 2019, The Blackstone Group Inc. (the “Corporation”), Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P. and Blackstone Holdings IV L.P., each indirect subsidiaries of the Corporation (collectively with the Corporation, the “Guarantors”), and Blackstone Holdings Finance Co. L.L.C., an indirect subsidiary of the Corporation (the “Issuer”), entered into (i) a supplemental indenture (the “Thirteenth Supplemental Indenture”) to the indenture previously entered into on August 20, 2009 (the “Base Indenture”) with The Bank of New York Mellon, as trustee (the “Trustee”), relating to the issuance by the Issuer of $500,000,000 aggregate principal amount of its 2.500% Senior Notes due 2030 (the “2030 Notes”) and (ii) a supplemental indenture (the “Fourteenth Supplemental Indenture” and, together with the Base Indenture and the Thirteenth Supplemental Indenture, the “Indenture”) to the Base Indenture with the Trustee, relating to the issuance by the Issuer of $400,000,000 aggregate principal amount of its 3.500% Senior Notes due 2049 (the “2049 Notes” and, together with the 2030 Notes, the “Notes”).

The 2030 Notes bear interest at a rate of 2.500% per annum and the 2049 Notes bear interest at a rate of 3.500% per annum, in each case accruing from September 10, 2019. Interest is payable semiannually in arrears on January 10 and July 10 of each year, commencing on January 10, 2020 for the 2030 Notes. Interest is payable semiannually in arrears on March 10 and September 10 of each year, commencing on March 10, 2020 for the 2049 Notes. The 2030 Notes will mature on January 10, 2030 and the 2049 Notes will mature on September 10, 2049, unless earlier redeemed or repurchased. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes will be fully and unconditionally guaranteed (the “Guarantees”), jointly and severally, by each of the Guarantors. The Guarantees are unsecured and unsubordinated obligations of the Guarantors.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantors’ ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or lease assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to October 10, 2029 in the case of the 2030 Notes (three months prior to the maturity date of the 2030 Notes) and March 10, 2049 in the case of the 2049 Notes (six months prior to the maturity date of the 2049 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. On or after October 10, 2029 in the case of the 2030 Notes (three months prior to the maturity date of the 2030 Notes) and March 10, 2049 in the case of the 2049 Notes (six months prior to the maturity date of the 2049 Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event occurs, the Notes are subject to repurchase by the Issuer at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the Thirteenth Supplemental Indenture, the Fourteenth Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture attached hereto as Exhibit 4.1, the Thirteenth Supplemental Indenture attached hereto as Exhibit 4.2, the form of the 2030 Notes attached hereto as Exhibit 4.3, the Fourteenth Supplemental Indenture attached hereto as Exhibit 4.4 and the form of the 2049 Notes attached hereto as Exhibit 4.5, each of which is incorporated herein by reference as though they were fully set forth herein. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

On September 10, 2019, Blackstone issued a press release announcing the completion of its previously announced offering of $500,000,000 aggregate principal amount of 2.500% Senior Notes due 2030 and $400,000,000 aggregate principal amount of 3.500% Senior Notes due 2049. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The notes were offered pursuant to Rule 144A and Regulation S under the Securities Act of 1933. The notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

On September 9, 2019, the Issuer announced that it had priced its cash tender offer for any and all of the $400,000,000 aggregate principal amount of its outstanding 5.875% Senior Notes due 2021 (the “Tender Notes”). The tender offer expired at 5:00 p.m., New York City time, on September 9, 2019 (the “Expiration Date”). A copy of the press release announcing the pricing of the tender offer is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

At the Expiration Date, $174,555,000 aggregate principal amount of the Tender Notes were validly tendered prior to or at the Expiration Date and not validly withdrawn. This amount excludes $200,000 aggregate principal amount of outstanding Tender Notes tendered pursuant to the guaranteed delivery procedures described in the offer to purchase, dated September 3, 2019, and the related letter of transmittal and notice of guaranteed delivery, which remain subject to the holders’ performance of the delivery requirements under such procedures. A copy of the press release announcing the expiration and results of the tender offer is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1

Indenture dated as of August 20, 2009 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group L.P., Blackstone Holdings I L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee (incorporated herein by reference to Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-33551) filed with the SEC on August 20, 2009).

4.2

Thirteenth Supplemental Indenture dated as of September 10, 2019 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.3	Form of 2.500% Senior Note due 2030 (included in Exhibit 4.2 hereto).

4.4

Fourteenth Supplemental Indenture dated as of September 10, 2019 among Blackstone Holdings Finance Co. L.L.C., The Blackstone Group Inc., Blackstone Holdings I L.P., Blackstone Holdings AI L.P., Blackstone Holdings II L.P., Blackstone Holdings III L.P., Blackstone Holdings IV L.P. and The Bank of New York Mellon, as trustee.

4.5	Form of 3.500% Senior Note due 2049 (included in Exhibit 4.4 hereto).

99.1	Press release of Blackstone, dated September 10, 2019, relating to the senior notes offering.

99.2	Press release of Blackstone, dated September 9, 2019, relating to the pricing of the tender offer.

99.3	Press release of Blackstone, dated September 10, 2019, relating to the expiration and results of the tender offer.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2019

The Blackstone Group Inc.
By: /s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer